Commitments	9 Months Ended
Sep. 30, 2024
Capital commitments [abstract]
Commitments

18. Commitments

Significant expenditure under contracted supply agreements for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	2,715
1 - 3 years	56
4 - 5 years	-
More than 5 years	-
2,771

The Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $30,016 upon achieving certain sales volumes, regulatory or other milestones related to specific products.

In addition, the Company previously entered into license agreements with Agriculture Canada (AG) for a technology to increase the concentration of avenanthramides in selected oat and with University of Alberta for a Pressurized Gaz expanded Technology (PGX) for the processing of various polymers. Royalties percentage rate would be 2% strictly for sales made from avenanthramides produced from the AG technology while royalty percentage rates would range between1.0% to 3.5% for sales made from products manufactured using the PGX Technology, the rate being according to the classification of the resulting product (cosmeceutical, nutraceutical, pharmaceutical).

The Company has entered into a purchase commitment with a European specialized engineering firm for the supply of engineering, services and equipment related to the construction of a PGX-100 pilot plant (note 7). As of September 30, 2024 the remaining purchase commitment is $491 (€438) and is expected to be completed in 2024.